Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Premium Income 20 Barrier ETF™ – July

Innovator Premium Income 30 Barrier ETF™ – July

Innovator Premium Income 15 Buffer ETF™ – July

(each, a “Fund” and together, the “Funds”)

Supplement to Each Fund’s Prospectus
Dated February 28, 2025

June 23, 2025

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an annualized distribution payment rate (the “Defined Distribution Rate”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period for each Fund will end on June 30, 2025, and each Fund will commence a new Outcome Period that will begin on July 1, 2025 and end on June 30, 2026. Each Fund’s Defined Distribution Rate will not be determined until the start of the new Outcome Period on July 1, 2025. A supplement to each Fund’s prospectus will be filed on June 30, 2025 that will include the actual Defined Distribution Rate for the new Outcome Period, which may be higher or lower than the estimated Defined Distribution Rate ranges set forth below. As of June 23, 2025, the expected range of each Fund’s Defined Distribution Rate is set forth below.

Fund Name	Ticker	Estimated Defined Distribution Rate Range
Innovator Premium Income 20 Barrier ETF™ – July	JULH	6.78% – 7.78% (5.99% – 6.99% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 30 Barrier ETF™ – July	JULJ	5.61% – 6.61% (4.82% – 5.82% after taking into account the Fund’s unitary management fee)
Innovator Premium Income 15 Buffer ETF™ – July	LJUL	5.96% – 6.71% (5.17% – 5.92% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference